Exhibit 15.2

CONSENT OF QUALIFIED PERSON

I, Rodrigo Maureira, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Rodrigo Maureira

______________________________

Name:	Rodrigo Maureira, MAusIMM
Title:	Senior Geologist
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Camila Bustos, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Camila Bustos

______________________________

Name:	Camila Bustos, MAusIMM
Title:	Senior Planning Engineer
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Andres Naranjo, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Andres Naranjo

______________________________

Name:	Andres Naranjo, MAusIMM
Title:	Superintendent Asset Resource Management
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Andrés Salazar, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Andrés Salazar

______________________________

Name:	Andrés Salazar, MAusIMM
Title:	Senior Geologist
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Carlos Delgado, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Carlos Delgado

______________________________

Name:	Carlos Delgado, MAusIMM
Title:	Superintendent Geometallurgy
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, German Urrutia, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ German Urrutia

______________________________

Name:	German Urrutia, MAusIMM
Title:	Superintendent Tailings
Escondida
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Pablo Vasquez, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary – Escondida” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Pablo Vasquez

______________________________

Name:	Pablo Vasquez, MAusIMM
Title:	Superintendent Geotechnical Long Term
Escondida
Minera Escondida Limitada